UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. ___)

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ERF Wireless, Inc.

(Name of Registrant As Specified In Its Charter)

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ERF Wireless, Inc.

2911 South Shore Boulevard, Suite 100

League City, TX 77573

Telephone: (281) 538-2101

NOTICE OF ACTION BY WRITTEN CONSENT OF THE SHAREHOLDERS

October 15, 2013

To Shareholders of ERF Wireless, Inc.:

This Information Statement is furnished by the Board of Directors of ERF Wireless, Inc., a Nevada corporation (the “Company”, “we”, “us”, or “our”), to holders of record at the close of business on September 24, 2013 (the “Record Date”) of the Company’s issued and outstanding voting capital stock pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The Company's Board of Directors and shareholders with a majority of the Company's voting power as of the Record Date have approved the following actions by written consent:

(1)	An amendment to the Company’s current articles of incorporation to effect one or a series of forward or reverse splits of the Company’s common stock only for the express purpose, if required, in connection with obtaining a listing on a national securities exchange. Such a stock split to permit a listing on a national securities exchange will be at a ratio of not less than 2 and not greater than 400 with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the forward or reverse stock split and any amendments to the Company’s articles of incorporation are filed with the Nevada Secretary of State (if necessary) no later than October 1, 2014. Neither the (i) number of authorized shares or the par value of the shares of the Company’s common stock nor (ii) number of authorized, issued and outstanding, any associated conversion ratio of the shares of Series A Preferred Stock will be changed in connection with any such reverse split.

(2)	An amendment to the Company’s Articles of Incorporation to declassify the Board of Directors;

(3)	An amendment to the Company’s Articles of Incorporation to provide that the provisions of Nevada Revised Statutes §§ 78.378 to 78.3793 inclusive, are not applicable to the Company;

(4)	Adoption of the Company’s amended and restated articles of incorporation, which makes no material changes to our existing Articles of Incorporation, other than incorporating all prior amendments and the amendments described in Proposals (1), (2), and (3) above;

(5)	Adoption of the Company’s 2013 Stock Option Plan, which provides for the issuance of equity awards to the Company’s officers, directors, employees, and consultants; and

(6)	Adoption of the Company’s 2013-A Stock Option Plan, which provides for the issuance of equity awards to the Company’s officers, directors, employees, and consultants.

These actions will not be effective until a date that is at least twenty days after the filing and mailing of this Information Statement. This Information Statement will be mailed on or about October 15, 2013 to the Company's stockholders of record. The enclosed Information Statement contains additional information pertaining to the matters acted upon.

/s/ Dr. H. Dean Cubley

Dr. H. Dean Cubley

Chairman

October 15, 2013

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INFORMATION STATEMENT

Action by Written Consent of Stockholders

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished in connection with the action by written consent of stockholders taken without a meeting of a proposal to approve the actions described in this Information Statement. We are mailing this Information Statement to our stockholders on or about October 15, 2013.

What Is the Purpose of the Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our shareholders as of the close of business on September 24, 2013 (the “Record Date”), of the corporate actions expected to be taken pursuant to the written consent of principal shareholders.  Specifically, holders of our voting stock entitled to cast 98.6% of the votes on all matters submitted to the shareholders for approval have consented in writing to the corporate actions outlined in this Information Statement (collectively the “Proposals”), which actions are expected to take place on or before October 1, 2014, consisting of:

(1)             An amendment to the Company’s current articles of incorporation to effect one or a series of forward or reverse splits of the Company’s common stock only for the express purpose, if required, in connection with obtaining a listing on a national securities exchange. Such a forward or reverse stock split to permit a listing on a national securities exchange will be at a ratio of not less than 2 and not greater than 400 with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the forward or reverse stock split and any amendments to the Company’s articles of incorporation are filed with the Nevada Secretary of State (if necessary) no later than July 1, 2014. Neither the (i) number of authorized shares of the Company nor the par value of the shares of the Company’s common stock nor (ii) number of authorized, issued and outstanding shares, or any associated conversion ratio of the shares of Series A Preferred Stock will be changed in connection with any such reverse split;

(2)           An amendment to our Articles of Incorporation to provide that the provisions of Nevada Revised Statutes §§ 78.378 to 78.3793 inclusive, are not applicable to the Company;

(3)           An amendment to our Articles of Incorporation to declassify the Board;

(4)           Adoption of an amended and restated articles of incorporation, the form of which is attached as Exhibit A to this Information Statement (the “Amended and Restated Articles”), which makes no material changes to our existing Articles of Incorporation, other than incorporating all prior amendments and the amendments described in Proposals (1), (2), and (3) above;

(5)           Adoption of our 2013 stock option plan, substantially in the form attached as Exhibit B to this Information Statement (the “2013 Stock Option Plan”), which provides for the issuance of equity awards to the Company’s officers, directors, employees, and consultants; and

(6)           Adoption of our 2013-A stock option plan, substantially in the form attached as Exhibit C to this Information Statement (the “2013-A Stock Option Plan”), which provides for the issuance of equity awards to the Company’s officers, directors, employees, and consultants.

Who Is Entitled to Notice?

All holders of shares of our common stock and Series A Preferred Stock as of the close of business on the Record Date will be entitled to notice of the Proposals.  As of the Record Date, there were 12,614,223 shares of common stock and 8,426,982 shares of our Series A Preferred Stock issued and outstanding.

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What Corporate Matters Have the Principal Shareholders Voted on and How Did They Vote?

Our Board of Directors unanimously approved each of the Proposals, and recommended that the shareholder vote to approve each of the Proposals.

We obtained the approval for each of the Proposals from the holders of 8,426,982 of our issued and outstanding shares of Series A Preferred Stock, or approximately 98.6% of the total combined voting power of our capital stock. These 8,426,982 shares of Series A Preferred Stock consist of (i) 6,278,852 shares of Series A Preferred Stock held by the STJV Trust, (ii) 429,331 shares of Series A Preferred Stock held by the Pauline Trust, (iii) 458,068 shares of Series A Preferred Stock held by the Carson Trust, (iv) 266,304 shares of Series A Preferred Stock held by the Leopard Family Trust, (v) 109,131 shares of Series A Preferred Stock held by the Jauquine Trust, and (vi) 458,006 shares of Series A Preferred Stock held by the Systom Trust. Dr. H. Dean Cubley, our chairman and chief executive officer, serves as trustee of these trusts, and has voting and investment control over the shares of Series A Preferred Stock held by these trusts.

What Vote Was Required to Approve the Proposals?

The approval of each of the Proposals requires the vote of at least a majority of the total outstanding voting capital stock. Under Nevada corporate law and our governing documents, all the activities requiring shareholder approval may be taken by obtaining the written consent in lieu of a meeting of the shareholders. Each share of our common stock is entitled to one (1) vote on each matter, and each share of Series A Preferred Stock entitles the holder thereof to 100 votes on each matter. Because principal shareholders entitled to cast a number of votes equal to 98.6% of our total voting stock approved the Proposals, no action by the other shareholders is required to approve the Proposals.

Who is paying the cost of this Information Statement?

We will pay the cost of preparing and sending out this Information Statement. Only one Information Statement is being delivered to two or more stockholders who share an address unless the Company receives contrary instructions from one or more of the stockholders.  The Company will promptly deliver upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Information Statement, or if in the future you would like to receive separate copies of information or proxy statements, annual reports, or notices of internet availability, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by telephoning the Company’s offices toll-free at (800) 538-9050, by writing the Company’s Investor Relations at 2911 South Shore Blvd. Suite 100, League City, TX 77573 or by e-mail to coquinn@erfwireless.com.

Will Shareholders Receive Dissenters’ or Appraisal Rights?

No dissenters' or appraisal rights are available to shareholders under the Nevada Revised Statutes as a result of the Proposals.

PROPOSAL 1

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT ONE OR A SERIES OF FORWARD OR REVERSE SPLITS OF THE COMPANY’S COMMON STOCK ONLY FOR THE EXPRESS PURPOSE, IF REQUIRED, IN CONNECTION WITH OBTAINING A LISTING ON A NATIONAL SECURITIES EXCHANGE. ONE OR MORE SUCH FORWARD OR REVERSE STOCK SPLITS TO PERMIT A LISTING ON A NATIONAL SECURITIES EXCHANGE WILL BE AT A RATIO TOTALING NOT LESS THAN 2 AND NOT GREATER THAN 400, WITH THE EXACT RATIO TO BE SET WITHIN SUCH RANGE IN THE DISCRETION OF THE BOARD OF DIRECTORS, WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S SHAREHOLDERS, PROVIDED THAT THE BOARD OF DIRECTORS DETERMINES TO EFFECT ONE OR MORE FORWARD OR REVERSE STOCK SPLIT IN CONNECTION WITH THE LISTING ON A NATIONAL SECURITIES EXCHANGE AND ANY AMENDMENTS TO THE COMPANY’S ARTICLES OF INCORPORATION ARE FILED WITH THE NEVADA SECRETARY OF STATE (IF NECESSARY) NO LATER THAN October 1, 2014.

General

The Company's Board of Directors and stockholders with a majority of the voting power have approved the Proposal to authorize the Board to amend our Articles of Incorporation to effect one or a series of forward or reverse splits of the Company’s common stock at a ratio of not less than 2 and not greater than 400 with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the forward or reverse stock splits and any amendments to the Company’s articles of incorporation are filed with the Nevada Secretary of State (if necessary) no later than October 1, 2014.

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As such, the Board would have the sole discretion to elect to affect one or more forward or reverse splits of all outstanding shares of our common stock at any time on or before October 1, 2014, in a range totaling between two (2) and (400).  The Board would also have the sole discretion not to affect the forward or reverse stock split if they concluded it was not in the best interest of the stockholders of the Company. Providing this authority to the Board, rather than mere approval of an immediate forward or reverse stock split, would give the Board flexibility to react to market conditions and act in the best interests of the Company and our stockholders.  The Company believes that giving the Board the authority, but not the requirement, to execute a forward or reverse stock split as well as the availability of a range of forward or reverse split ratios will provide it with the flexibility to implement the stock split, if it does at all, in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining which forward or reverse stock split ratio to implement, the Board of Directors may consider, among other things, factors such as:

•	the initial listing requirements of any particular national securities exchange;
•	the historical trading price and trading volume of our common stock;
•	the number of shares of our common stock outstanding and that would be available at the time of listing as compared to the listing requirements;
•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of any forward or reverse split on the trading market for our common stock;
•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;
•	projections for our financial condition and results of operations over various time horizons;
•	potential acquisition or financing opportunities; and
•	prevailing general market and economic conditions.
•	the ability of our stockholders to have their stock accepted for trading by major brokerage firms

If the Board determines to affect a reverse split, the Company would file an amendment to our Articles of Incorporation with the Nevada Secretary of State.  In the case of a forward split no such amendment is required. The Company would also obtain a new CUSIP number for the common stock at the time of the reverse split. The Company must provide FINRA at least ten (10) calendar days advance notice of the effective date of a forward or reverse stock split in compliance with Rule 10b-17 under the Securities Exchange Act of 1934.

Purpose

The purpose of any forward or reverse stock split is to attempt to increase the number of common shares in the public float in the case of a forward split or to increase the per share trading value of the Company’s common stock in the case of a reverse split. The Board intends to affect a forward split only if the number of shares in the public float is insufficient to meet the national securities exchange initial listing requirement. The Board intends to affect a reverse split only if it meets all the other listing requirements and it believes that a decrease in the number of shares outstanding is likely to improve the trading price for the common stock, to make access to a national securities exchange listing possible, to increase the marketability of its stock to potential new investors and its ability to attract institutional investors to hold its shares, while decreasing the volatility of the stock price, and only if the implementation of a reverse stock split is determined by the Board to be in the best interests of the Company and our stockholders at that time to meet the intended objective of obtaining a national securities exchange listing.  If the trading price of the Company’s common stock increases because of other factors without a reverse stock split sufficiently to meet the national securities exchange listing requirements, the Board may use its discretion not to implement the reverse split.

In addition, our Board of Directors will consider that as a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels or stocks that have a limited number of shares available to trade. For the same reason, brokers may be reluctant to recommend lower-priced or low liquidity stocks to their clients, or may discourage their clients from purchasing such stocks. Other investors may be dissuaded from purchasing lower-priced stocks because the commissions, as a percentage of the total transaction, tend to be higher for such stocks. The combination of lower transaction costs and increased interest from investors could also have the effect of increasing the liquidity of our common stock.

The Board does not intend for any of these transactions to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act. If the Board ultimately determines to effect a stock split, no action on the part of the stockholders is required. The Board may determine to delay any split or determine not to affect the any split at all.

The actual number of shares issued after giving effect to a forward or reverse split, if implemented, will depend on the stock split ratio that is ultimately determined by our Board of Directors.

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The proposed forward or reverse stock split will affect all common stockholders uniformly and will not affect any shareholders’ percentage interest in the Company (except for shareholders receiving one whole share for a fractional share interest). However, as a result of a reverse stock split, the common stockholders’ voting rights will be proportionally decreased as the voting rights of the Series A Preferred Stock will not adjust as a result of the reverse stock split. This will not be the case in the event of a forward stock split. Neither the authorized but unissued shares of common stock nor the par value for our common stock will adjust as a result of a forward or reverse split.

Shareholders should also recognize that once a forward or reverse split is affected, they will own more or fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the forward or reverse split multiplied or divided by a number between two and ten. While we expect that a forward split will result in a reduction of the per share price or a reverse split will result in an increase in the per share price of our common stock, these per share prices may go up or down following the split. It also may not result in a permanent increase or decrease in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding. The history of similar forward or reverse splits for companies in similar circumstances is varied. We cannot predict the effect of any stock split upon the market price over an extended period.

Additionally, any outstanding options, warrants, rights, or other derivative securities convertible or exchangeable into shares of our common stock as of the effective date of a split that are subject to adjustment will be adjusted accordingly; provided that the conversion ratio of Series A Preferred Stock to common stock will not be adjusted as a result of a reverse split. These adjustments may include adjustments to the number of shares of common stock that may be obtained upon exercise or conversion of the securities, the applicable exercise or purchase price as well as other adjustments.

Further, an effect of the existence of authorized but un-issued capital stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest, or otherwise, and thereby to protect the continuity of the Company's management. If, in the due exercise of its fiduciary obligations, for example, the Board of Directors were to determine that a takeover proposal was not in the Company's best interests, such shares could be issued by the Board of Directors without stockholder approval in one or more private placements or other transactions that might prevent, or render more difficult or costly, completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. The Company does not have any current plans, proposals, or arrangements to propose any amendments to the Articles of Incorporation or bylaws that would have a material anti-takeover effect.

Moreover, as a result of any reverse split, some stockholders may own less than 100 shares of the common stock. A purchase or sale of less than 100 shares, known as an "odd lot" transaction, may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than 100 shares following the reverse split may be required to pay higher transaction costs if they sell their shares of common stock.

No fractional shares of post-reverse split common stock will be issued to any shareholder. In lieu of any such fractional share interest, each holder of pre-reverse common stock who would otherwise be entitled to receive a fractional share of post-reverse common stock will in lieu thereof receive one full share upon surrender of certificates formerly representing pre-reverse common stock held by such holder.

Other than as necessary to fulfill the existing conversion rights under Series A Preferred Stock, issued and outstanding stock options or warrants or debt conversion agreements as disclosed in the Company’s reports with the Securities and Exchange Commission and herein, the Company does not presently have any definitive agreement(s) to issue any shares of common stock available as a result of a forward or reverse stock split.

Certain Federal Income Tax Consequences of a Forward or Reverse Stock Split

The following discussion is a summary of the U.S. federal income tax consequences to a stockholder who exchanges shares pursuant to a stock split. This discussion is for general information only and is not intended to be a complete description of all potential tax consequences to a particular stockholder. Nor does it describe state, local or foreign tax consequences. Any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is based on current provisions of the Code, Treasury regulations promulgated under the Code, Internal Revenue Service (“IRS”) rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively. We have not sought nor will we seek any rulings from the IRS with respect to the U.S. federal income tax consequences discussed below. The discussion below is not in any way binding on the IRS or the courts or in any way constitutes an assurance that the U.S. federal income tax consequences discussed herein will be accepted by the IRS or the courts.

The Company will not recognize any gain or loss for tax purposes as a result of a forward or reverse stock split. Furthermore, a forward or reverse stock split will not result in the recognition of gain or loss to our common stockholders. The holding period for the shares of common stock each stockholder receives will include the holding period of the shares exchanged in the forward or reverse stock split. The aggregate adjusted basis of the new shares of common stock will be equal to the aggregate adjusted basis of the old shares exchanged in the forward or reverse stock split.

Shareholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

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Accounting Matters

The proposed amendment to the Company’s Articles of Incorporation to affect a forward or reverse split will not affect the par value of our common stock per share, which will remain $0.001 par value per share. The stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to any forward or reverse split.  Reported per share net income or loss will be lower or higher because there will be more or fewer shares of common stock outstanding.

Exchange Act Matters

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. Any forward or reverse split, if implemented, will not affect the registration of our common stock under the Exchange Act or our reporting or other requirements thereunder. Our common stock is currently traded on the OTC Bulletin Board (“OTCBB”) under the symbol “ERFB”. If a forward or reverse split is done in connection with an initial listing on a national securities exchange such as The NASDAQ Capital Market or NYSE, our common stock will be listed for quotation on the new exchange. In any event, our common stock will be traded under a new symbol, subject to our continued satisfaction of applicable listing requirements, which we will request if a forward or reverse stock split is complete and a new exchange listing is obtained. The CUSIP number for our common stock will also change in connection with a reverse split and will be reflected on new certificates issued by the Company and in electronic entry systems.

Effective Date and Exchange of Stock Certificates in the Event of a Reverse Split

A proposed reverse stock split would become effective as set forth in a Certificate of Amendment filed with the Nevada Secretary of State (which will not be a date prior to twenty days after the mailing of this Information Statement to shareholders).  On the effective date of a reverse split, shares of common stock issued and outstanding immediately prior thereto will be converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the reverse split ratio determined by the Board of Directors as set forth in this Information Statement. As soon as practical after the effective date, the shareholders will be notified that a reverse split has been effected.

Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective time, a letter of transmittal will be sent to our shareholders of record as of the effective time for purposes of surrendering to the transfer agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the effective time, any certificates formerly representing pre-reverse split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Approval Required

Pursuant to the Nevada Revised Statutes, the approval of Proposal 1 required a majority of our outstanding voting capital stock. As discussed above, persons owning the majority of the combined voting power of the Company have consented to this Proposal 1.

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PROPOSAL 2

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO PROVIDE THAT THE PROVISIONS OF NEVADA REVISED STATUTES §§78.378 TO 78.3793 INCLUSIVE, ARE NOT APPLICABLE TO THE COMPANY

General

Our Board of Directors believing it to be in the best interests of the Company, approved a proposal to amend our Articles of Incorporation to provide that the provisions of the Nevada Revised Statutes §§ 78.378 to 78.3793 inclusive (the “Control Share Acquisition Statute”), are not applicable to the Company.

The Control Share Acquisition Statute

The Control Share Acquisition Statute limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more shareholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. Pursuant to the Control Shares Acquisition Statute, an acquiring person who acquires a controlling interest, which is as little as one-fifth of the outstanding voting shares, may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested shareholders of the issuing corporation at a special or annual meeting of the shareholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any shareholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person's shares.  Additionally, if the disinterested shareholders do not allow full voting rights to the acquired shares or the notice is not sent to the shareholders pursuant to the statue, then the acquiring person may cause the corporation to redeem the acquired stock.

The effect of the control share acquisition statute is, generally, to require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement.  The Control Share Acquisition Statute does not apply if the corporation opts-out of such provision in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

Reasons for Adopting the Amendment

Due to the stringent voting requirements of the Control Share Acquisition Statute, if the Company sells one-fifth or more of its outstanding voting power, the Company is required to receive shareholder approval from the disinterested shareholders and to provide payment of the fair market value of the disinterested shareholders. Additionally, if the offeror’s statement is not delivered in the manner prescribed or if such acquiring person is not granted full voting rights by the shareholders, the issuing corporation will be required to call for redemption of such shares of the aforementioned acquiring person. The Board of Directors has determined that requiring a special meeting, payment of the fair market value of the disinterest shareholders and possible redemption would place unnecessary burdens on the Company in connection with the completion of equity financing in which the Company would sell one-fifth or more of its outstanding voting shares.  Therefore, the Board of Directors believes it is in the best interest of the Company to avoid the time and expense associated with calling a special meeting of shareholders or redemption of such acquiring person’s shares.

The Effect of Adopting the Amendment

[We do not currently meet the threshold required for application of the Control Share Acquisition Statute by virtue of having (i) less than 200 shareholders of record and (ii) less than 100 shareholders who have Nevada addresses appearing on the stock ledger of the corporation.] The approval of this Proposal will therefore have no effect on our current shareholders based upon our current plans, proposals, and arrangements to issue securities. Further, we have no present intention, plan, proposal, or arrangement to issue securities that would in the future subject us to the Control Share Acquisition Statute. The adoption of the amendment to make the Control Share Acquisition Statute not applicable to the Company will make it easier for us to sell one-fifth or more of the Company’s common stock without obtaining shareholder approval. Shareholders should note that as a result of the amendment, the Board of Directors will be able to enter into a change of control transaction without shareholder approval under Nevada corporate law. In the event our common stock is listed on a national stock exchange, however, we will be subject to the applicable rules relating to shareholder voting rights in connection with certain transactions.

Vote Required

Pursuant to the Nevada Revised Statutes, the approval of Proposal 2 required a majority of our outstanding voting capital stock. As discussed above, persons owning the majority of the combined voting power of the Company have consented to this Proposal 2.

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PROPOSAL 3

DECLASSIFICATION OF THE BOARD OF DIRECTORS

Proposed Amendment to the Articles of Incorporation

Currently, the Company’s Articles of Incorporation divides Board members into three classes. One class is elected at each annual meeting of the shareholders, to hold office for a term beginning on the date of the election and ending on the date of the third annual meeting of the shareholders following the beginning of the term.

After careful consideration, the Board has determined that it would be in the best interests of the shareholders to declassify the Board to allow the shareholders to vote on the election of the entire Board each year, rather than on a staggered basis. The amendment will be effective immediately prior to the 2013 annual meeting of the shareholders, if and when held.

The amendment to the Articles of Incorporation will be filed with the Nevada Secretary of State, and the directors standing for election at the 2013 annual meeting of the shareholders will serve for a one-year term expiring at the 2014 annual meeting of the shareholders, if and when held. Vacancies which may occur during the year may be filled by the Board and each director so appointed shall serve for a term which will expire at the next annual meeting of the shareholders. Notwithstanding the foregoing, in all cases, each director will hold office until his or her successor is duly elected, or until his or her earlier resignation or removal.

Considerations of the Board

The Board recognizes that a classified structure may offer several advantages, such as promoting board continuity and stability, encouraging directors to take a long-term perspective, and ensuring that a majority of the Board will always have prior experience with the Company, especially in light of an increasingly complex and changing regulatory environment. Additionally, classified boards may motivate potential acquirors seeking control to initiate arms-length discussions with the Board, rather than engaging in unsolicited or coercive takeover tactics, since potential acquirors are unable to replace the entire Board in a single election, thereby better enabling the Board to maximize stockholder value and to ensure the equal and fair treatment of shareholders. The Board also recognizes that a classified structure may reduce directors’ accountability to shareholders because such a structure does not enable shareholders to express a view on each director’s performance by means of an annual vote. Moreover, many institutional investors believe that the election of directors is the primary means for shareholders to influence corporate governance policies and to hold management accountable for implementing those policies.

In determining whether to support declassification of the Board, the Board considered the arguments in favor of and against continuation of the classified board structure and determined that it would be in the best interests of the Company and the shareholders to declassify the Board.

Vote Required

Pursuant to the Nevada Revised Statutes, the approval of Proposal 3 required a majority of our outstanding voting capital stock. As discussed above, persons owning the majority of the combined voting power of the Company have consented to this Proposal 3.

PROPOSAL 4

ADOPTION OF THE AMENDED AND RESTATED ARTICLES

In connection with the amendments described in Proposals 1, 2, and 3, the Board believes that it is in the best interest of the shareholders to adopt the amended and restated articles of incorporation attached hereto as Exhibit A.  The Amended and Restated Articles will incorporate the amendments set forth in Proposal 1 relating to the reverse split (when and if effected), Proposal 2 relating to the Company’s election to opt out of the Nevada Control Share Acquisition Statute, and Proposal 3 relating to the declassification of the Board. Other than Proposals 1 through 3 and the previous amendments to our Articles of Incorporation, the Amended and Restated Articles do not incorporate any other material changes.

Reasons for Adopting the Amended & Restated Articles of Incorporation

The principal reason for adopting the Amended and Restated Articles is to incorporate all amendments into one document.

Vote Required

Pursuant to the Nevada Revised Statutes, the approval of Proposal 4 required a majority of our outstanding voting capital stock. As discussed above, persons owning the majority of the combined voting power of the Company have consented to this Proposal 4.

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PROPOSAL 5

ADOPTION OF 2013 STOCK OPTION PLAN

Background Information

The Board of Directors adopted the 2013 Stock Option Plan in December 2012.  The purpose of the 2013 Stock Option Plan is intended to advance the best interests of the Company, its affiliates and shareholders by providing key employees, officers, directors and consultants who have substantial responsibility for the management and growth of the Company and its affiliates with additional incentives and an opportunity to obtain or increase their proprietary interests in the Company, thereby encouraging them to continue in the employ of the Company or any of its affiliates.

The following is a summary of the 2013 Stock Option Plan.

General Administration of the 2013 Stock Option Plan

The 2013 Stock Option Plan will be administered by our Compensation Committee, or in the event no Compensation Committee has been formed, then it shall mean the entire Board of Directors.  The Committee will be authorized to grant to key employees and consultants of the Company awards in the form of stock options, stock appreciation rights, performance stock and shares of common stock.

It is intended that the Committee shall at all times be comprised solely of at least two members who are both “non-employee directors” as defined in Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” as defined as a member who satisfies Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); provided, however, that in the event two such directors are not available to serve in such roles, the failure to meet this requirement shall not affect the validity of any grants under this 2013 Stock Option Plan.

The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price.

Eligibility

The Committee will select grantees from among the key employees, officers, directors and consultants of the Company and its subsidiaries. The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company.  No member of the Committee may receive any award under the 2013 Stock Option Plan if to do so would cause the individual not be a “non-employee director” or “outside director.” The Board of Directors may designate one or more individuals who shall not be eligible to receive any award under the 2013 Stock Option Plan.

Shares Subject to the 2013 Stock Option Plan

Subject to adjustment as described below, a maximum of 450,000 shares of Company common stock may be issued under the revised 2013 Stock Option Plan. If an award terminates or expires without shares of common stock being issued, then the shares that were subject to the award will again be available for grant.  The shares may be authorized and unissued shares or treasury shares.  In the event of a stock split, stock dividend, spin-off, or other relevant change affecting our common stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event. Shares withheld in order to cover tax withholding obligations shall reduce the number of shares of common stock available for issuance under the 2013 Stock Option Plan. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting, and make adjustments pursuant to the 2013 Stock Option Plan. The maximum number of shares that may be covered by options or stock appreciation rights (“SARs”) (other than a substitution award) issued to an eligible person in any calendar year may not exceed 450,000 shares.

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Types of Awards Under the 2013 Stock Option Plan

Stock Options

The Committee may grant awards in the form of options to purchase shares of the Company’s common stock.  With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided however, that the exercise price of any “Incentive Option” (as defined in the 2013 Stock Option Plan) may not be less than the greater of (i) 100% of the fair market value of the shares of Company common stock on the date the option is granted, or (ii) the aggregate par value of the shares of stock on the date the option is granted.  In the case of any 10% shareholder, the price at which shares of stock may be purchased under an Incentive Option shall not be less than 110% of the fair market value of the stock on the date of grant. The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company common stock or a combination thereof. The period of any option shall be determined by the Committee, but no Incentive Option may be exercised later than 10 years after the date of grant. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date of grant. The aggregate fair market value, determined at the date of grant of the Incentive Option, of Company common stock for which an Incentive Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code. Unless expressly provided for in the option grant, an option shall terminate three months after severance of employment, other than for death or severance for disability. Upon death or severance for disability the option shall terminate on the earlier of the expiration date or six months after the death or disability.

Stock Appreciation Rights

The 2013 Stock Option Plan also authorizes the Committee to grant SARs.  Upon exercising a SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company common stock on the date of exercise. At the Committee’s discretion, payment of such amount may be made in cash, shares of Company common stock or a combination thereof. Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR.  No SAR may have a term of greater than 10 years. Unless expressly provided for in the SAR, a SAR shall terminate three months after severance of employment, other than for death or severance for disability. Upon death or severance for disability the SAR shall terminate on the earlier of the expiration date or six months after the death or disability.

Reload Options

Under the plan, the Committee may grant stock reload options to a holder who tenders shares of common stock to pay the exercise price of a stock option or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes. The Committee determines the terms, conditions, restrictions and limitations of the stock reload options, provided that any reload option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of the original option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the original option the exercise of which gave rise to the reload option or (ii) one year from the date of grant of the reload. Any reload option shall have an exercise price which is equal to one hundred percent (100%) of the fair market value of the common stock subject to the reload option on the date of exercise of the original option. A reload option which is an Incentive Option and which is granted to a 10% Stockholder shall have an exercise price which is equal to one hundred ten percent (110%) of the fair market value of the common stock subject to the reload option on the date of exercise of the original option and shall have a term which is no longer than five (5) years.

Common Stock

Under the 2013 Stock Option Plan, the Committee may award restricted or unrestricted shares of the Company’s common stock to eligible persons from time to time and subject to certain restrictions as determined by the Committee.  The nature and extent of restrictions or vesting on such shares, the duration of such restrictions or vesting, and any circumstance which could cause the forfeiture of such shares shall be determined by the Committee. The Committee will also determine the effect of the termination of employment of a recipient of shares of common stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions. The Committee may award shares of stock, without any cash payment for such shares or without any restrictions, to designated eligible persons for services rendered to the Company. The stock may be awarded at, above or below the fair market value on the date of grant. The designation of a stock award shall be made by the Committee in writing at any time after such eligible person has provided value to the Company (or within such period as permitted by IRS regulations). The Committee reserves the right to make adjustments in the amount of an award if in its discretion unforeseen events make such adjustment appropriate. The Company may award shares, without any cash payment for such shares without restrictions, to eligible persons for services rendered to the Company.

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Performance Shares

The 2013 Stock Option Plan permits the Committee to grant awards of performance shares to eligible persons from time to time.  These awards are contingent upon the achievement of certain performance goals established by the Committee.  The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee.  The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period. No individual may receive performance stock awards in any calendar year covering more than 300,000 shares of common stock.

Change in Control

In order to preserve the rights of participants in the event of a Corporate Transaction (as defined in the 2013 Stock Option Plan), an unexercised option may be accelerated, at the discretion of the Board of Directors, so that they shall immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided however, that any unexercised option shall not accelerate if and to the extent such option is, in connection the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a  comparable award by the successor corporation.  All outstanding options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction.  After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each eligible person may have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the stock was adjusted under the terms of the agreement of merger or consolidation.  The Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

Amendment and Termination of the 2013 Stock Option Plan

The Board of Directors at any time terminate, and from time to time may amend or modify the 2013 Stock Option Plan provided, however, that no amendment or modification may become effective without approval of the stockholders of the Company if stockholder approval is required to enable the 2013 Stock Option Plan to satisfy any applicable statutory or regulatory requirements, of if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable. Except as specifically provided otherwise, no such amendment, modification, or termination of the 2013 Stock Option Plan shall affect adversely in any material way any award previously granted without the written consent of the person holding such award.

Federal Income Tax Consequences

Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the 2013 Stock Option Plan.

Exercise of Incentive Option and Subsequent Sale of Shares

A participant who is granted an Incentive Option does not realize taxable income at the time of the grant or at the time of exercise.  If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Option before the later of two years from the date of grant or one year from such date of exercise (“statutory holding period”) any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss).  Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income. Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant’s post-exercise holding period for such shares.

Special tax rules apply when all or a portion of the exercise price of an Incentive Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above.  However, the exercise of an Incentive Option with shares which are, or have been, subject to an Incentive Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a nonqualified stock option.  Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares.  However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee’s ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee’s calculation of alternative minimum taxable income in such calendar year.

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Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post-exercise holding period for such shares. As a result of Section 409A of the Code, nonstatutory stock options granted with an exercise price below the fair market value of the underlying stock on the date of grant must have fixed exercise dates or meets another exception permitted by Section 409A to avoid early income recognition in the year of vesting.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

A participant who has been granted an award of restricted stock does not realize taxable income at the time of the grant.  When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.  Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for such shares after their restrictions lapse.

Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock.  Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long-term or short-term depending on the post-grant holding period of such shares. If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

SARs, Performance Shares and Stock Awards

A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

A participant who has been awarded a performance share or a stock award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.

The ordinary income recognized by a participant in connection with a SAR, performance share or a stock award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR or the payment of a performance share or stock award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post- delivery holding period for such shares.

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New 2013 Stock Option Plan Benefits

Future grants and awards under the 2013 Stock Option Plan, which may be made to Company executive officers, directors, consultants and other employees, are not presently determinable.

Information Regarding Options Granted

The following grants and awards under the 2013 Stock Option Plan were made to Company executive officers, directors (both non-executive and executive), and employees and consultants as of October 1, 2013.  Options and shares not granted or awarded will be made at the discretion of the Compensation Committee or the Board of Directors in accordance with the compensation policies of the Compensation Committee.

2013 Stock Option Plan
Name and Position	Dollar Value ($)	Number of Shares
Dr. H. Dean Cubley	16,630	16,666
Richard R. Royall	11,650	12,256
R. Greg Smith	11,650	12,256
Dr. Bartus H. Batson	16,140	17,857
J. Bruce Lancaster	2,250	3,820
N. Thomas Wiedebush	30,215	34,913
Manny Carter	11,175	13,448
Executive Group	6,000	10,000
Non-Executive Director Group	-	-
Non-Executive Officer Employee and Consultant Group		328,784

Adoption of the 2013 Stock Option Plan

In December 2012, our Board of Directors, believing it to be in the best interests of the Company, adopted the 2013 Stock Option Plan. As discussed above, persons owning the majority of the combined voting power of the Company have consented to this Proposal 5 to adopt the 2013 Stock Option Plan.

PROPOSAL 6

ADOPTION OF 2013-A STOCK OPTION PLAN

Background Information

The Board of Directors adopted the 2013-A Stock Option Plan in May 2013.  The purpose of the 2013-A Stock Option Plan is intended to advance the best interests of the Company, its affiliates and shareholders by providing key employees, officers, directors and consultants who have substantial responsibility for the management and growth of the Company and its affiliates with additional incentives and an opportunity to obtain or increase their proprietary interests in the Company, thereby encouraging them to continue in the employ of the Company or any of its affiliates.

The following is a summary of the 2013-A Stock Option Plan which is qualified in its entirety by the 2013-A Stock Option Plan attached hereto as Exhibit C.

General Administration of the 2013-A Stock Option Plan

The 2013-A Stock Option Plan will be administered by our Compensation Committee, or in the event no Compensation Committee has been formed, then it shall mean the entire Board of Directors.  The Committee will be authorized to grant to key employees and consultants of the Company awards in the form of stock options, stock appreciation rights, performance stock and shares of common stock.

It is intended that the Committee shall at all times be comprised solely of at least two members who are both “non-employee directors” as defined in Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” as defined as a member who satisfies Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); provided, however, that in the event two such directors are not available to serve in such roles, the failure to meet this requirement shall not affect the validity of any grants under this 2013-A Stock Option Plan.

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The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price.

Eligibility

The Committee will select grantees from among the key employees, officers, directors and consultants of the Company and its subsidiaries. The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company. No member of the Committee may receive any award under the 2013-A Stock Option Plan if to do so would cause the individual not be a “non-employee director” or “outside director.”  The Board of Directors may designate one or more individuals who shall not be eligible to receive any award under the 2013-A Stock Option Plan.

Shares Subject to the 2013-A Stock Option Plan

Subject to adjustment as described below, a maximum of 1,000,000 shares of Company common stock may be issued under the 2013-A Stock Option Plan. If an award terminates or expires without shares of common stock being issued, then the shares that were subject to the award will again be available for grant.  The shares may be authorized and unissued shares or treasury shares.  In the event of a stock split, stock dividend, spin-off, or other relevant change affecting our common stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event. Shares withheld in order to cover tax withholding obligations shall reduce the number of shares of common stock available for issuance under the 2013-A Stock Option Plan. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting, and make adjustments pursuant to the 2013-A Stock Option Plan. The maximum number of shares that may be covered by options or stock appreciation rights (“SARs”) (other than a substitution award) issued to an eligible person in any calendar year may not exceed 1,000,000 shares.

Types of Awards Under the 2013-A Stock Option Plan

Stock Options

The Committee may grant awards in the form of options to purchase shares of the Company’s common stock.  With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided however, that the exercise price of any “Incentive Option” (as defined in the 2013-A Stock Option Plan) may not be less than the greater of (i) 100% of the fair market value of the shares of Company common stock on the date the option is granted, or (ii) the aggregate par value of the shares of stock on the date the option is granted.  In the case of any 10% shareholder, the price at which shares of stock may be purchased under an Incentive Option shall not be less than 110% of the fair market value of the stock on the date of grant. The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company common stock or a combination thereof. The period of any option shall be determined by the Committee, but no Incentive Option may be exercised later than 10 years after the date of grant. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date of grant. The aggregate fair market value, determined at the date of grant of the Incentive Option, of Company common stock for which an Incentive Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code.  Unless expressly provided for in the option grant, an option shall terminate three months after severance of employment, other than for death or severance for disability.  Upon death or severance for disability the option shall terminate on the earlier of the expiration date or six months after the death or disability.

Stock Appreciation Rights

The 2013-A Stock Option Plan also authorizes the Committee to grant SARs.  Upon exercising a SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company common stock on the date of exercise. At the Committee’s discretion, payment of such amount may be made in cash, shares of Company common stock or a combination thereof. Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR.  No SAR may have a term of greater than 10 years. Unless expressly provided for in the SAR, a SAR shall terminate three months after severance of employment, other than for death or severance for disability.  Upon death or severance for disability the SAR shall terminate on the earlier of the expiration date or six months after the death or disability.

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Reload Options

Under the plan, the Committee may grant stock reload options to a holder who tenders shares of common stock to pay the exercise price of a stock option or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes. The Committee determines the terms, conditions, restrictions and limitations of the stock reload options, provided that any reload option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of the original option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the original option the exercise of which gave rise to the reload option or (ii) one year from the date of grant of the reload. Any reload option shall have an exercise price which is equal to one hundred percent (100%) of the fair market value of the common stock subject to the reload option on the date of exercise of the original option. A reload option which is an Incentive Option and which is granted to a 10% Stockholder shall have an exercise price which is equal to one hundred ten percent (110%) of the fair market value of the common stock subject to the reload option on the date of exercise of the original option and shall have a term which is no longer than five (5) years.

Common Stock

Under the 2013-A Stock Option Plan, the Committee may award restricted or unrestricted shares of the Company’s common stock to eligible persons from time to time and subject to certain restrictions as determined by the Committee.  The nature and extent of restrictions or vesting on such shares, the duration of such restrictions or vesting, and any circumstance which could cause the forfeiture of such shares shall be determined by the Committee.  The Committee will also determine the effect of the termination of employment of a recipient of shares of common stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions. The Committee may award shares of stock, without any cash payment for such shares or without any restrictions, to designated eligible persons for services rendered to the Company. The stock may be awarded at, above or below the fair market value on the date of grant. The designation of a stock award shall be made by the Committee in writing at any time after such eligible person has provided value to the Company (or within such period as permitted by IRS regulations). The Committee reserves the right to make adjustments in the amount of an award if in its discretion unforeseen events make such adjustment appropriate. The Company may award shares, without any cash payment for such shares without restrictions, to eligible persons for services rendered to the Company.

Performance Shares

The 2013-A Stock Option Plan permits the Committee to grant awards of performance shares to eligible persons from time to time.  These awards are contingent upon the achievement of certain performance goals established by the Committee.  The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee. The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period. No individual may receive performance stock awards in any calendar year covering more than 300,000 shares of common stock.

Change in Control

In order to preserve the rights of participants in the event of a Corporate Transaction (as defined in the 2013-A Stock Option Plan), an unexercised option may be accelerated, at the discretion of the Board of Directors, so that they shall immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided however, that any unexercised option shall not accelerate if and to the extent such option is, in connection the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable award by the successor corporation.  All outstanding options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction.  After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each eligible person may have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the stock was adjusted under the terms of the agreement of merger or consolidation.  The Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

Amendment and Termination of the 2013-A Stock Option Plan

The Board of Directors at any time terminate, and from time to time may amend or modify the 2013-A Stock Option Plan provided, however, that no amendment or modification may become effective without approval of the stockholders of the Company if stockholder approval is required to enable the 2013-A Stock Option Plan to satisfy any applicable statutory or regulatory requirements, of if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable. Except as specifically provided otherwise, no such amendment, modification, or termination of the 2013-A Stock Option Plan shall affect adversely in any material way any award previously granted without the written consent of the person holding such award.

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Federal Income Tax Consequences

Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the 2013-A Stock Option Plan.

Exercise of Incentive Option and Subsequent Sale of Shares

A participant who is granted an Incentive Option does not realize taxable income at the time of the grant or at the time of exercise.  If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Option before the later of two years from the date of grant or one year from such date of exercise (“statutory holding period”) any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss).  Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income.  Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant’s post-exercise holding period for such shares.

Special tax rules apply when all or a portion of the exercise price of an Incentive Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above.  However, the exercise of an Incentive Option with shares which are, or have been, subject to an Incentive Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a nonqualified stock option.  Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares.  However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee’s ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee’s calculation of alternative minimum taxable income in such calendar year.

Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post-exercise holding period for such shares. As a result of Section 409A of the Code, nonstatutory stock options granted with an exercise price below the fair market value of the underlying stock on the date of grant must have fixed exercise dates or meets another exception permitted by Section 409A to avoid early income recognition in the year of vesting.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

A participant who has been granted an award of restricted stock does not realize taxable income at the time of the grant.  When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.  Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for such shares after their restrictions lapse.

Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock.  Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long-term or short-term depending on the post-grant holding period of such shares. If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

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SARs, Performance Shares and Stock Awards

A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

A participant who has been awarded a performance share or a stock award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.

The ordinary income recognized by a participant in connection with a SAR, performance share or a stock award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR or the payment of a performance share or stock award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post- delivery holding period for such shares.

New 2013-A Stock Option Plan Benefits

Future grants and awards under the 2013-A Stock Option Plan, which may be made to Company executive officers, directors, consultants and other employees, are not presently determinable.

Information Regarding Options Granted

The following grants and awards under the 2013-A Stock Option Plan were made to Company executive officers, directors (both non-executive and executive), and employees and consultants as of May 31, 2013.  Options and shares not granted or awarded will be made at the discretion of the Compensation Committee or the Board of Directors in accordance with the compensation policies of the Compensation Committee.

2013-A Stock Option Plan
Name and Position	Dollar Value ($)	Number of Shares
Dr. H. Dean Cubley	0	0
Richard R. Royall	0	0
R. Greg Smith	0	0
Dr. Bartus H. Batson	0	0
J. Bruce Lancaster	0	0
N. Thomas Wiedebush	0	0
Manny Carter	0	0
Executive Group	12,500	25,000
Non-Executive Director Group	0	0
Non-Executive Officer Employee and Consultant Group	$249,928	509,096

Adoption of the 2013-A Stock Option Plan

In April 2013, our Board of Directors, believing it to be in the best interests of the Company, adopted the 2013-A Stock Option Plan. As discussed above, persons owning the majority of the combined voting power of the Company have consented to this Proposal 6 to adopt the 2013-A Stock Option Plan.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, 12,614,223 shares of common stock were issued and outstanding. Only holders of record of our voting stock at the close of business on the Record Date were entitled to participate in the written consent of Company stockholders. Each share of common stock was entitled to one (1) vote for each share of common stock held by such shareholder. As of the Record Date, 8,426,982 shares of Series A Preferred Stock were issued and outstanding. Each share of Series A votes with the common stock of the Company at a rate of 100 votes per share of Series A.  The voting rate and the authorized and outstanding shares of the Series A Preferred Stock do not adjust in the event of certain corporate actions, such as a stock combination or dividend in our common stock. The Company's Board of Directors and stockholders with a majority of the Company's voting power have approved Proposals 1, 2, 3, 4, and 5 as set forth in this Information Statement.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, 12,614,223 shares of common stock were outstanding and 8,426,982 shares of Series A Preferred Stock were outstanding. The following table sets forth, as of such date, information with respect to shares beneficially owned by:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our directors;
•	each of our named executive officers; and all of our directors and executive officers as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act. Under this rule, shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within 60 days of the date of this table. In computing the percentage ownership of any person, the amount of shares includes the amount of shares beneficially owned by the person by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person does not necessarily reflect the person's actual voting power. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals and entities listed is 2911 South Shore Blvd., Suite 100, League City, Texas 77573.

	SHARES OF COMMON STOCK BENEFICIALLY OWNED(1)			SHARES OF SERIES A PREFERRED STOCK BENEFICIALLY OWNED			TOTAL PERCENTAGE OF VOTING POWER(2)
NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER		%	NUMBER		%	NUMBER		%
5% or more shareholders
STJV Trust	7,220		*	6,278,852		74.5%	627,892,428	(7)	73.4%

Carson Family Trust	674		*	458,068		5.4%	45,807,474	(8)	5.3%
Systom Trust	647		*	458,006		5.4%	45,801,224	(9)	5.3%
Pauline Trust	1,084		*	429,331		5.1%	42,934,184	(10)	5.0%
Officers and Directors
Dr. H. Dean Cubley	320,806	(3)	*	8,426,982	(4)	94.9%	842,698,200	(5)	98.6%
Richard R. Royall	93,452		*	-		-	93,452		*
R. Greg Smith	88,550	(6)	*	-		-	88550		*
Dr. Bartus H. Batson	47,956		*	-		-	47,956		*
N. Thomas Wiedebush	83,648		*	-		-	83,648		*
Manny M. Carter	39,833		-	-		-	39,833		*

All Executives Officers and Directors as a group ([6] persons)	590,597		4.68%	8,426,982		99%	842,698,200		98.6%

* Less than 1%

(1)	This column does not include the shares of common stock issuable upon conversion of the Series A Preferred Stock. Each share of Series A Preferred Stock converts into one share of common stock.
(2)	This column includes the Series A Preferred Stock right to 100 votes on all matters in which the common stockholders and preferred stockholders vote together. For purposes of calculating the percentage of total voting power, we assumed voting of 8,426,982 shares of Series A (842,698,200 votes) plus 12,684,596 shares of common stock outstanding as of September 12, 2013.

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(3)	Consists of (i) 320,806 shares of common stock held by Dr. Cubley individually, (ii) 7,220 shares of common stock held by the STJV Trust, (iii) 1,084 shares of common stock held by the Pauline Trust, (iv) 674 shares of common stock held by the Carson Family Trust, (v) 1,121 shares of common stock held by the Leopard Family Trust, (vi) 1,070 shares of common stock held by the Jauquine Trust, and (vii) 647 shares held by the Systom Trust. Dr. Cubley serves as trustee of the STJV Trust, Pauline Trust, Carson Trust, Leopard Family Trust, Jauquine Trust, and Systom Trust (collectively the “Family Trusts”), and has voting and investment control over the shares of common stock held by the Family Trusts. As a result may be deemed to have beneficial ownership over the shares of common stock held by the Family Trusts. Dr. Cubley disclaims beneficial ownership over the shares of common stock held by the Family Trusts, except to the extent of his pecuniary interest therein.
(4)	Consists of (i) 6,278,852 shares of Series A Preferred Stock held by the STJV Trust, (ii) 429,331 shares of Series A Preferred Stock held by the Pauline Trust, (iii) 458,068 shares of Series A Preferred Stock held by the Carson Trust, (iv) 266,304 shares of Series A Preferred Stock held by the Leopard Family Trust, (v) 109,131 shares of Series A Preferred Stock held by the Jauquine Trust, and (vi) 458,006 shares of Series A Preferred Stock held by the Systom Trust. Dr.Cubley serves as trustee of the Family Trusts, and has voting and investment control over the shares of Series A Preferred Stock held by the Family Trusts. As a result, Dr. Cubley may be deemed to have beneficial ownership over the shares of Series A Preferred Stock held by the Family Trusts. Dr. Cubley disclaims beneficial ownership over the shares of Series A Preferred Stock held by the Family Trusts, except to the extent of his pecuniary interest therein.
(5)	Consists of (i) 320,806 shares of common stock held by Dr. Cubley individually, (ii) an aggregate of 11,816 shares of common stock held by the Family Trusts, and (iii) an aggregate of 8,426,982shares of Series A Preferred Stock held and or under voting control by the Family Trusts (having an equivalent number of votes equal to 842,698,200on all matters submitted to the shareholders of the Company).
(6)	Shares reported as beneficially owned by Mr. Smith are held by Lariat Financial, Inc. Mr. Smith has sole voting and investment power of the shares held by Lariat Financial, Inc.
(7)	Consists of (i) 7,220 shares of common stock and (ii) an aggregate of 6,278,852 shares of Series A Preferred Stock

(having an equivalent number of votes equal to 627,892,428 on all matters submitted to the shareholders of the Company).

(8)	Consists of (i) 674 shares of common stock and (ii) an aggregate of 458,068 shares of Series A Preferred Stock (having an equivalent number of votes equal to 45,807,474 on all matters submitted to the shareholders of the Company).
(9)	Consists of (i) 647 shares of common stock and (ii) an aggregate of 458,006 shares of Series A Preferred Stock (having an equivalent number of votes equal to 45,801,224 on all matters submitted to the shareholders of the Company).
(10)Consists	of (i) 1,084 shares of common stock and (ii) an aggregate of 429,331 shares of Series A Preferred Stock

(having an equivalent number of votes equal to 42,934,184 on all matters submitted to the shareholders of the Company)

.

Transfer Agent

Our transfer agent is Olde Monmouth Stock Transfer Company, Inc., Atlantic Highlands, New Jersey, telephone: 732-872-2727, facsimile: 732-872-2728.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding our chief executive officer and two of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal year ended December 31, 2012 exceeded $100,000.

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards		Stock Option Awards	All Other Compensation	Total
H. Dean Cubley	2012	$135,000	$-	$21,270	(1)	$-	$-	$156,270
Chairman of the Board and CEO	2011	$135,000	$-	$4200	(1)	$-	$-	$139,200

Richard R. Royall	2012	$11,781	$-	$13,150	(2)	$-	$-	$24,931
Director and CFO	2011	$11,781	$-	$200,000	(3)	$-	$-	$211,781

Brian Cubley	2012	$130,000	$-	$20,000	(4)	$-	$-	$150,000
Director of Administration	2011	$126,000	$-	$24,000	(4)	$-	$-	$150,000

(1)	Amount represents shares of our common stock received by Dr. Cubley for compensation for serving as a director and as a member of the Compensation Committee. The amount reflects the value of the number of shares issued using the closing market price on the date of issuance.
(2)	Amount represents shares of our common stock received by Mr. Royal for compensation in the amount of $13,150 for serving as our chief financial officer and in the amount of $2,700 for serving as a director. This amount reflects the value of the number of shares issued using the closing market price on the applicable date of issuance.
(3)	Amount represents shares of our common stock received by Mr. Royal for compensation in the amount of $200,000 for serving as our chief financial officer. This amount reflects the value of the number of shares issued using the closing market price on the applicable date of issuance.
(4)	Amount represents shares of our common stock received by Mr. Cubley for compensation for serving as a director of administration. The amount reflects the value of the number of shares issued using the closing market price on the date of issuance.

Outstanding Equity Awards at December 31, 2011

None of our named executive officers held outstanding stock options to purchase shares of our common stock or unvested shares of our common stock at December 31, 2012. None of our named executive officers held stock awards or shares issued by us with vesting restrictions in 2012. During 2012, no named executive officer exercised any stock options issued by us.

Employment and Consulting Agreements

We have previously entered into employment agreements with the following named executive officers:

Timothy Maxson. Mr. Maxson’s employment is pursuant to a two year agreement beginning January 2013 and expiring December 31, 2014, serving as Chief Operations Officer. During the term of his employment, Mr. Maxson is entitled to (i) base salary of $175,000 per year, (ii) standard benefits that are available to other Company executive officers, (iii) stock grants of up to 60,000 shares meeting certain vesting requirements within the first year and (iiii) cash performance based bonuses up to 65% of annual cash salary over the next two years when meeting certain specific financial profitability goals as reported in the Company’s SEC filings.

Brian Cubley Mr. Cubley’s employment is a four year agreement beginning January 2012 expiring December 31, 2015, serving as Director of Administration. During the term of his employment, Mr. Cubley is entitled to (i) base salary of $150,000 per year, (ii) standard benefits that are available to other Company executive officers, and (iii) stock grants of up to 210,000 shares common stock and a warrant to purchase up to 375,000 shares of common stock upon us achieving certain financial milestones.

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We have not entered into employment agreements with Dr. Cubley or Mr. Royall. We have entered into a verbal consulting arrangement with Greg Smith, a member of our Board, pursuant to which Mr. Smith is paid $150,000 annually. During the year ended December 31, 2012, Mr. Smith was paid $146,000 pursuant to this consulting arrangement, and received $20,000 for services previously rendered.

In July 2012, the Company and N. Thomas Wiedebush entered into an agreement pursuant to which Mr. Wiedebush would serve as our Chief Operating Officer, on an interim basis, for a period of ninety days. Under the agreement, Mr. Wiedebush was entitled to receive a monthly salary of $10,000 and a number of shares of our common stock per month equal to $12,000 (based upon the closing price of our common stock on the last day of such month). The agreement was terminable at will by either party, provided that upon termination of the agreement by us, Mr. Wiedebush would be entitled to receive the remainder of his salary for the entire term of the agreement. In October 2012, the Company and Mr. Wiedebush verbally agreed to extend the term of the agreement through December 31, 2012, at a reduced monthly salary of $5,000 and a number of shares of common stock equal to $6,000 per month. During the year ended December 31, 2012, Mr. Wiedebush was paid an aggregate of $59,000, consisting of $18,000 of cash and $41,000 through the issuance of 26,222 shares of our common stock.

Director Compensation

Set forth below is information regarding compensation paid to each director during 2012. Additionally, we reimburse our directors for travel and lodging expenses in connection with their attendance at board meetings.

Name	Fees Earned or Paid in Cash ($)	(1) Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
H. Dean Cubley	-	21,270	-	-	-	-		21,270
R. Greg Smith	-	13,150	-	-	-	166,000	(2)	179,150
Richard R. Royall	-	13,150	-	-	-	-		13,150
Bartus H. Batson	-	17,210	-	-	-	-		17,210
N. Thomas Wiedebush	-	17,210	-	-	-	-		17,210

(1)	Amounts in this column represent the grant date fair value of restricted stock awards.

(2) Represents consulting fees paid to Mr. Smith during 2012.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

ADDITIONAL INFORMATION

The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549-0213. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company’s filings are also available to the public on the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the Office of Investor Education and Advocacy of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors

October 15, 2013

/s/ Dr. H. Dean Cubley

Dr. H. Dean Cubley

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Exhibit A

 AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

ERF WIRELESS, INC.

The undersigned natural person, acting as incorporator of the corporation under the Nevada Revised Statutes, adopts the following Articles of Incorporation for such corporation.

ARTICLE I

Name. The name of the corporation is “ERF Wireless, Inc.” (hereinafter, the “Corporation”).

ARTICLE II

Period of Duration. The period of duration of the Corporation is perpetual.

ARTICLE III

Purposes and Powers. The purpose for which the Corporation is organized is to engage in any and all lawful business.

ARTICLE IV

1. Authorized Shares. The total number of shares of stock of all classes which the Corporation shall have authority to issue is One Billion (1,000,000,000), of which Twenty Five Million (25,000,000) shall be shares of Preferred Stock with a par value of $0.001 per share (“Preferred Stock”), and Nine Hundred Seventy Five Million (975,000,000) shall be shares of Common Stock, with a par value of $0.001 per share (“Common Stock”).

2. Preferred Stock.

(a) The board of directors of this Corporation, by resolution only and without further action or approval, may cause the Corporation to issue one or more classes or one or more series of Preferred Stock within any class thereof and which classes or series may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be standard expressed in the resolution or resolutions adopted by the board of directors, and to fix the number of shares constituting any classes or series and to increase or decrease the number of shares of any such class or series.

(b) Preferred Stock of any class or series redeemed, converted, exchanged, purchased, or otherwise acquired by the Corporation shall constitute authorized but unissued Preferred Stock.

(c) All shares of any series of Preferred Stock, as between themselves, shall rank equally and be identical (except that such shares may have different dividend provisions); and all series of Preferred Stock, as between themselves, shall rank equally and be identical except as set forth in resolutions of the Board of Directors authorizing the issuance of such series.

3. Common Stock.

(a) After dividends to which the holders of Preferred Stock may then be entitled under the resolutions creating any series thereof have been declared and after the Corporation shall have set apart the amounts required pursuant to such resolutions for the purchase or redemption of any series of Preferred Stock, the holders of Common Stock shall be entitled to have dividends declared in cash, property or other securities of the Corporation out of any net profits or net assets of the Corporation legally available therefor, if, as and when such dividends are declared by the Corporation's Board of Directors.

(b) In the event of the liquidation or dissolution of the Corporation's business and after the holders of Preferred Stock shall have received amounts to which they are entitled under the resolutions creating such series, the holders of Common Stock shall be entitled to receive ratably the balance of the Corporation's net assets available for distribution.

(c) Each share of Common Stock shall be entitled to one vote upon all matters upon which stockholders have the right to vote, but shall not be entitled to vote for the election of any directors who may be elected by vote of the Preferred Stock voting as a class if so provided in the resolution creating such Preferred Stock pursuant to Section 2(a) of this Article IV.

A-1

4. Preemptive Rights. No holder of any shares of the Corporation shall have any preemptive right to subscribe for or to acquire any additional shares of the Corporation of the same or of any other class whether now or hereafter authorized or any options or warrants giving the right to purchase any such shares, or any bonds, notes, debentures or other obligations convertible into any such shares.

ARTICLE V

Directors. Except as otherwise be fixed by resolution of the Board of Directors pursuant to the provisions of Article IV relating to the rights of the holders of Preferred Stock, the number of directors of the Corporation shall be no less than one (1) and not greater than (7), as fixed from time to time by the Board of Directors. Advance notice of stockholder nominations for the election of directors shall be given in the manner provided in the Bylaws of the Corporation.

Except as may otherwise be fixed by resolution of the Board of Directors pursuant to the provisions of Article IV hereof relating to the rights of the holders of Preferred Stock, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or any other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created (subject to the requirements of this Article V that all classes be as nearly equal in number as possible) or in which the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of an incumbent director.

Subject to any rights of the holders of Preferred Stock to elect directors as a class, a director may be removed only for cause and only by the affirmative vote of the holders of 60% of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

(1) To adopt, amend and repeal the Bylaws of the Corporation. Any Bylaws adopted by the directors under the powers conferred hereby may be amended or repealed by the directors or by the stockholders.

(2) To fix and determine, and to vary the amount of, the working capital of the Corporation, and to determine the use or investment of any assets of the Corporation, to set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve or reserves.

(3) To authorize the purchase or other acquisition of shares of stock of the Corporation or any of its bonds, debentures, notes, scrip, warrants or other securities or evidence of indebtedness.

(4) Except as otherwise provided by law, to determine the places within or without the State of Nevada, where any or all of the books of the Corporation shall be kept.

(5) To authorize the sale, lease or other disposition of any part or parts of the properties of the Corporation and to cease to conduct the business connected therewith or again to resume the same, as it may deem best.

(6) To authorize the borrowing of money, the issuance of bonds, debentures and other obligations or evidences of indebtedness of the Corporation, secured or unsecured, and the inclusion of provisions as to redeemability and convertibility into shares of stock of the Corporation or otherwise; and the mortgaging or pledging, as security for money borrowed or bonds, notes, debentures or other obligations issued by the Corporation, of any property of the Corporation, real or personal, then owned or thereafter acquired by the Corporation.

(7) To authorize the negotiation and execution on behalf of the Corporation of agreements with officers and other employees of the corporation relating to the payment of severance compensation to such officers or employees.

In addition to the powers and authorities herein or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Nevada, of these Article of Incorporation and of the Bylaws of the Corporation.

The members of the Board of Directors shall be entitled to reasonable fees, salaries, or other compensation for their services, as determined from time to time by the Board of Directors, and to reimbursement for their expenses as such members. Nothing herein contained shall preclude any director from serving the Corporation or its subsidiaries or affiliates in any other capacity and receiving compensation therefor.

Notwithstanding anything contained in this Articles of Incorporation to the contrary, the affirmative vote of the holders of at least 60% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with or repeal this Article V.

A-2

ARTICLE VI

Both stockholders and directors shall have power, if the Bylaws so provide, to hold their meetings and to have one or more offices within or without the State of Nevada.

Except as may otherwise be fixed by resolution of the Board of Directors pursuant to the provisions of Article IV hereof relating to the rights of the holders of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation may be effected at a duly called annual or special meeting of such holders and may be effected by any consent in writing by such holders. Except as otherwise required by law and subject to the rights of the holders of Preferred Stock, special meetings of stockholders may be only by the Chairman, if any, on his own initiative, the President on his own initiative or by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors. Notwithstanding anything contained in these Articles of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the voting power of all shares of the Corporation entitled to vote generally in the election of' directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with or repeal this Article VI.

ARTICLE VII

Except as otherwise provided in this Articles of Incorporation, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE VIII

Control Share Acquisitions. The provisions of NRS 78.378 to 78.3793, inclusive, are not applicable to the Corporation.

ARTICLE IX

The Corporation is to have perpetual existence.

ARTICLE X

The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

ARTICLE XI

Limitation of Liability for Officers and Directors.

(a) A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director if he (i) is not liable under NRS 78.138; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the NRS, or any other applicable law, is amended to authorize corporation action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, or any other applicable law, as so amended. Any repeal or modification of this Section (a) by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

(b) (1) Each person who has or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is an alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the NRS, or any other applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in paragraph (2) of this Section (b) with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section (b) shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the NRS, or any other applicable law, requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section (b) or otherwise.

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(2) If a claim under paragraph (1) of this Section (b) is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct that makes it permissible under the NRS, or any other applicable law, for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, stockholders or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the NRS, or any other applicable law, nor an actual determination by the Corporation (including its Board of Directors, stockholders or independent legal counsel) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(3) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section (b) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of these Articles of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

(4) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the NRS, or any other applicable law.

(5) The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent of the Corporation to the fullest extent of the provisions of this Section (b) with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

(6) Any repeal or modification of this Section (b) by the stockholders of the Corporation shall not adversely affect any right or protection of a director, officer, employee or agent of the Corporation existing at the time of such repeal or modification.

ARTICLE XII

In determining whether an “Acquisition Proposal” is in the best interests of the Corporation and its stockholders, the Board of Directors shall consider all factors it deems relevant including, without limitation, the following:

(a) The consideration being offered in the Acquisition Proposal, not only in relation to the then current market price, but also in relation to the then current value of the Corporation in a freely negotiated transaction and in relation to the Board of Directors’ estimate of the future value of the Corporation as an independent entity; and

(b) Such other factors the Board of Directors determines to be relevant, including among others the social, legal and economic effects upon employees, suppliers, customers and the communities in which the Corporation is located, as well as on the long term business prospects of the Corporation.

“Acquisition Proposal” means any proposal of any person (i) for a tender offer, exchange offer or any other method of acquiring any equity securities of the Corporation with a view to acquiring control of the Corporation, (ii) to merge or consolidate the Corporation with another corporation, or (iii) to purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation.

This Article XII shall not be interpreted to create any rights on behalf of third persons, such as employees, suppliers, or customers

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Exhibit B

2013 Stock Option Plan

(Note: the 2013 Stock Option Plan is identical to Exhibit “C” except the effective date is December 11, 2012 and the number of “Dedicated Shares” in ARTICLE IV (4.2) is 450,000.  All other parts of the 2013 Stock Option Plan are identical to Attachment “C”.)

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Exhibit C

2013-A Stock Option Plan

ARTICLE I - PLAN

1.1 Purpose. This Plan is a plan for key employees, officers, directors, and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

1.2 Rule 16b-3 Plan .. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

1.3 Effective Date of Plan . The Plan shall be effective April 12, 2013 (the “Effective Date”). No Award shall be granted pursuant to the Plan more than ten years after the Effective Date.

ARTICLE II - DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

2.1 “Affiliate” means any subsidiary corporation. The term “subsidiary corporation” means any corporation (other than the Company) or other entity in an unbroken chain of corporations or other entities beginning with the Company if, at the time of the action or transaction, each of the corporations or other entities other than the last corporation or other entity in the unbroken chain owns a controlling interest in one of the other corporations or other entities in the chain. For this purpose, controlling interest has the meaning provided in Final Treasury Regulation 1.409A-1(b)(5)(iii)(E)(1).

2.2 “Award” means each of the following granted under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award, Performance Stock Award or Stock Award.

2.3 “Board of Directors” means the board of directors of the Company.

2.4 “Code” means the Internal Revenue Code of 1986, as amended.

2.5 “Committee” means the Compensation Committee of the Board of Directors, or if no Compensation Committee has been formed, then it shall mean the entire Board of Directors.

2.6 “Company” means ERF Wireless, Inc., a Nevada corporation.

2.7 “Consultant” means any person (other than an Employee), including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

2.8 “Eligible Persons” shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) Employees and all other key personnel, including officers and directors, of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

2.9 “Employee” means a common law employee of the Company or any Affiliate.

2.10 “Fair Market Value” of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated or other quotation system on which transactions in Stock are principally reported; or (c) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith in accordance with Code Section 409A and the guidance promulgated thereunder.

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2.11 “Incentive Option” means an option to purchase Stock granted under this Plan which is designated as an “Incentive Option” and which is intended to satisfy the requirements of Section 422 of the Code.

2.12 “Non-Employee Directors” means that term as defined in Rule 16b-3 under the 1934 Act.

2.13 “Nonqualified Option” means an option to purchase Stock granted under this Plan other than an Incentive Option.

2.14 “Option” means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

2.15 “Option Agreement” means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

2.16 “Outside Director” shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

2.17 “Plan” means this ERF Wireless, Inc. 2013-A Stock Option Plan, as set out in this document and as it may be amended from time to time.

2.18 “Plan Year” means the Company’s fiscal year.

2.19 “Performance Stock Award” means an award denominated in shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VII.

2.20 “Restricted Stock” means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

2.21 “Restricted Stock Agreement” means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

2.22 “Restricted Stock Award” means an Award of Restricted Stock.

2.23 “Restricted Stock Purchase Price” means the purchase price, if any, per share of Restricted Stock subject to an Award. The Committee shall determine the Restricted Stock Purchase Price. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

2.24 “Stock” means the common stock of the Company, $.001 par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

2.25 “Stock Appreciation Right” and “SAR” means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

2.26 “Stock Award” means an Award of Stock to an Eligible Person.

2.27 “10% Stockholder” means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate, as determined for purposes of Code Sections 422 and 424.

ARTICLE III - ELIGIBILITY

The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Award or to receive Stock, Options, Stock Appreciation Rights, or any Performance Stock Award under any other plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Non-Employee Director or Outside Director. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

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ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

4.1 Authority to Grant Awards. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan. The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

4.2 Dedicated Shares. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 1,000,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan. Shares withheld in order to cover tax withholding obligations shall reduce the number of shares of Stock available for issuance under the Plan. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting, and make adjustments pursuant to the Plan. Subject to adjustment as provided in Section 4.5, the maximum number of shares that may be covered by Options or SARs (other than a substitution Award granted pursuant to Section 5.14) issued to an Eligible Person in any calendar year shall not exceed 200,000 shares.

4.3 Non-transferability .. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, or (with respect to Awards other than Incentive Options) pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder), and shall be exercisable, during the Eligible Person’s lifetime, only by him or a transferee permitted by this Section 4. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

4.4 Requirements of Law . The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5 Changes in the Company’s Capital Structure.

(a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; (b) the applicable share limits under Article VII and the number and class of shares of Stock then reserved to be issued under the Plan, shall each be adjusted by substituting for the total number and class of shares of Stock at issue that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

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(b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while Options remain outstanding under this Plan (each of the foregoing referred to as a “Corporate Transaction”):

(i)	Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised Options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised Options shall not accelerate if and to the extent such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the “Successor Corporation”) or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation or parent thereof. Whether or not any unexercised Option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate Transaction. The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised Option, and its determination shall be conclusive and binding. The unexercised Option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

(ii)	All outstanding Options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an Option and (ii) either (x) the Company shall pay in cash to each holder of an Option the excess (if any) of the value of the consideration received per share of Stock in the Corporate Transaction over the exercise price per share of the Option (multiplied by the number of shares of Stock then subject to the Option), which amount may be paid immediately upon the closing of the Corporate Transaction or may be paid subject to the same terms and conditions (such as escrows, holdbacks, or earnouts) as is the consideration payable to the holders of Stock (provided that any such cash payment or payments shall comply with the rules of Final Treasury Regulation Section 1.409A-3(i)(5)(iv)), or (y) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale, or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

(c) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

(d) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

(e) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

4.6 Election under Section 83(b) of the Code . No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.

4.7 Book Entry .. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of electronic or other form of book-entry.

ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

5.1 Type of Option .. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

5.2 Option Exercise Price . The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted; provided, however, that in the event that shares of Stock subject to a Nonqualified Option are or may by the terms of the Option become purchasable at a price that is less than the Fair Market Value of the shares of Stock on the date the Option is granted, such Option shall be subject to the provisions of Section 5.17 below and shall be intended to comply with (as opposed to be exempt from) the requirements of Section 409A of the Code.

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5.3 Duration of Options and SARS . No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

5.4 Amount Exercisable -- Incentive Options. Subject to the provisions of Section 5.17, each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

5.5 Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

(a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

(b) stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee);

(c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee);

(d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or

(e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person’s name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition. Notwithstanding the foregoing, to the extent approved by the Committee, an Eligible Person may choose to deliver shares of Stock to the Company via any reasonable attestation process meeting the requirements of the Code and other applicable law.

5.6 Stock Appreciation Rights . All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

5.7 Stock Appreciation Rights in Tandem with Options. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

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5.8 Conditions of Stock Appreciation Rights. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company, or payment of any applicable employment or withholding taxes.

5.9 Payment of Stock Appreciation Rights. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

5.10 Exercise on Termination of Employment. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR’s granted to Employees shall terminate three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without Cause (defined below), other than death, retirement under the then established rules of the Company, or severance for disability. The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time. Notwithstanding anything contained herein, no Option or SAR may be exercised after termination of employment for any reason (whether by death, disability, retirement or otherwise) if it has not vested as at the date of termination of employment. Cause shall mean any of the following: (A) conviction of a crime (including conviction on a nolo contendere plea) involving a felony or dishonesty, or moral turpitude; (B) deliberate and continual refusal to perform employment duties reasonably requested by the Company or an affiliate after thirty (30) days’ written notice by certified mail of such failure to perform, specifying that the failure constitutes cause (other than as a result of vacation, sickness, illness or injury); (C) fraud or embezzlement as determined by an independent certified public accountant firm; or (D) gross misconduct or gross negligence in connection with the business of the Company or an affiliate which has substantial effect on the Company or the affiliate.

5.11 Death. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or six months following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators, or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option’s or SAR’s expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR’s agreement.

5.12 Retirement. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or three months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

5.13 Disability. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option’s or SAR’s expiration date or six months after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement.

5.14 Substitution Options. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted. Any substitute Options granted pursuant to this paragraph shall meet the requirements set forth in Final Treasury Regulation Sections 1.424-1 and 1.409A-1(b)(5)(v)(D), as applicable.

5.15 Reload Options. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a “Reload Option”) in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

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Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the provisions of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

5.16 No Rights as Stockholder. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

5.17 Options Subject to Code Section 409A. Notwithstanding anything to the contrary herein, Options granted under this Article V that are intended to provide for the deferral of compensation and to be subject to the requirements of Code Section 409A shall contain such terms and conditions (including, by example and not by way of limitation, fixed exercise dates) as may be necessary or desirable for the Option to comply with the requirements of Code Section 409A.

ARTICLE VI - AWARDS

6.1 Restricted Stock Awards. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

6.2 Restrictions. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

(a) a prohibition against the sale, transfer, alienation, pledge, or other encumbrance of the shares of Restricted Stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability, or retirement of the holder of such shares, or otherwise);

(b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person’s employment during any period in which the shares remain subject to restrictions;

(c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder’s dissemination of any secret or confidential information belonging to the Company or an Affiliate;

(d) unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

6.3 Stock Certificate. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

“The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the ERF Wireless, Inc. 2013-A Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company.”

6.4 Rights as Stockholder. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

6.5 Lapse of Restrictions. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person’s legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

6.6 Restriction Period. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

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6.7 Award of Stock. The Committee may award shares of Stock, without any cash payment for such shares or without any restrictions, to designated Eligible Persons for services rendered to the Company. The Stock may be subject to purchase at, above or below the Fair Market Value on the date of grant (or for no amount at all). The designation of a Stock Award shall be made by the Committee in writing at any time after such Eligible Person has provided value to the Company (or within such period as permitted by IRS regulations). The Committee reserves the right to make adjustments in the amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

ARTICLE VII - PERFORMANCE STOCK AWARDS

7.1 Award of Performance Stock. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as is permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met; provided, however, that no individual may receive Performance Stock Awards in any calendar year covering more than 300,000 shares of Stock. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

7.2 Performance Goals. Performance goals determined by the Committee shall be established in writing prior to the beginning of the period for which performance is measured (or within such period as is permitted by IRS regulations) based on one or more of the following criteria: specified increases in cash flow; net profits; Stock price; Company, segment, or Affiliate sales; market share; earnings per share; return on assets; and/or return on stockholders’ equity.

7.3 Eligibility. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other key Employees of the Company and its Affiliates as may be designated by the Committee.

7.4 Certificate of Performance. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

7.5 Committee to Comply with Section 162(m). Notwithstanding anything to the contrary herein, the “Committee,” for purposes of this Article VII shall consist solely of two or more Outside Directors.

ARTICLE VIII - ADMINISTRATION

The Committee shall administer the Plan. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made;

(b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan;

(c) determine the terms, provisions, and conditions of each Option and Award, which need not be identical;

(d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest;

(e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee;

(f) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

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The Committee may, from time to time, delegate to specified officers of the Company or other committees of the Board of Directors (including Board committees of one) the power and authority to grant or document Awards under the Plan to specified groups of Eligible Persons, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine; provided, however, that no such delegation shall result in the loss of an exemption under Rule 16b-3 of the Exchange Act not cause any award to fail to be “performance-based” compensation for purposes of Code Section 162(m). To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Award, all references in the Plan to the Committee’s exercise of authority in determining such terms and conditions shall be construed to include the person to whom the Committee has delegated the power and authority to make such determination.

ARTICLE IX - AMENDMENT OR TERMINATION OF PLAN

Except as specifically provided otherwise, the Board of Directors may at any time terminate, and from time to time may amend or modify this Plan provided, however, that no amendment or modification may become effective without approval of the stockholders of the Company if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, of if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

Except as specifically provided otherwise, no such amendment, modification, or termination of the Plan shall affect adversely in any

ARTICLE X - MISCELLANEOUS

10.1 No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

10.2 No Employment Obligation. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

10.3 Forfeiture. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person’s ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

The decision of the Committee as to the cause of an Employee’s discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person’s competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

10.4 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock or other Award. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered on the date on which the withholding is due. Alternatively, and subject to the prior approval of the Committee, which may be withheld by the Committee in its sole discretion, the Eligible Person may elect to have share of Stock withheld or to deliver shares of Stock previously held by the Eligible Person (for six months or such minimum amount of time as may be required by the Committee to avoid adverse accounting consequences), to satisfy the minimum statutory withholding taxes due. The shares of Stock delivered or withheld (i) shall not be subject to any repurchase, forfeiture, vesting or similar requirements, and (ii) shall have an aggregate Fair Market Value not in excess of such minimum withholding obligations, with Fair Market Value determined as of the date on which such withholding is required to be performed. The Company’s obligation to deliver shares upon exercise of any Option or lapse of restrictions on Stock or pursuant to any other Award shall be subject in its entirety to the Eligible Person making arrangements acceptable to the Company to cover all applicable tax withholding. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

10.5 Written Agreement or Course of Conduct. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan. Notwithstanding the foregoing, a written agreement is not required if the Option or Award is granted in the ordinary course of conduct of the business and the Company has sufficient accounting records reflecting the services rendered in connection with the grant.

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10.6 Indemnification of the Committee and the Board of Directors. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

10.7 Gender. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

10.8 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

10.9 Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

10.10 Other Options or Awards. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

10.11 Governing Law. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.

10.12 Section 409A. Notwithstanding anything in this Plan to the contrary, the Plan and Awards made under the Plan are intended to comply with the requirements imposed by Section 409A of the Code, and both the Plan and all Awards issued hereunder shall be interpreted accordingly. The Committee shall have full power and authority, without the consent of any Eligible Person, to modify in its sole and absolute discretion any outstanding Award or delay the payment of any amounts payable pursuant to an outstanding Award to the minimum extent necessary to meet the requirements of Code Section 409A. Notwithstanding the foregoing, in no event shall the Company have any liability for failure of any Award to satisfy the requirements of Code Section 409A.

10.13 Changes in Accounting or Tax Rules. Except a provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to any Award shall occur which, in the sole judgment of the Committee, nay have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary and then outstanding Award as to which the applicable services or other restrictions have not been satisfied.

Effective Date: April 12, 2013

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